USAA                       USAA LIFE INVESTMENT TRUST
EAGLE                       LIFE INTERNATIONAL FUND
LOGO                         LIFE WORLD GROWTH FUND

                        SUPPLEMENT DATED OCTOBER 1, 1999
                           TO EACH FUND'S PROSPECTUS
                               DATED MAY 1, 1999

Effective October 1, 1999, Kevin P. Moore replaced W. Travis Selmier,  II, as a
co-portfolio   manager  of  the  Life   International  Fund  and  the  "Foreign
Securities" section of the Life World Growth Fund.

KEVIN P. MOORE, the Portfolio Manager, has 12 years investment management experience and has worked for us for five years. He is a member of the Association for Investment Management and Research and the San Antonio Financial Analysts Society, Inc. Mr. Moore holds a BBA from George Washington University.